SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               Form 8-K

                            Current Report


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17, 1994


                       CCB FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)


   North Carolina             0-12358              56-1347849
  (State or other      (Commission File No.)    (IRS Employer
  jurisdiction of                              Identification No.)
  incorporation)

      111 Corcoran Street, Post Office Box 931, Durham, NC 27702
               (Address of principal executive offices)


Registrant's telephone number, including area code (919) 683-7777


                              N/A
               (Former name or former address, if
                    changed since last report)



Item 5.  Other Events

On November 17, 1994, the Registrant issued a press release announcing that prior to, and in connection with, its proposed combination with Security Capital Bancorp ("Security Capital"), the Registrant intends to acquire shares of Security Capital on the open market.

The Registrant announced earlier its intention to repurchase up to 9% of the number of shares proposed to be issued to the shareholders of Security Capital in connection with the merger. As of November 30, 1994, the Registrant had repurchased and retired 78,405 shares of its common stock.


Item 7.  Financial Statements and Exhibits

(a)  Financial statements
      None

(b)  Exhibits
     99.1      Press release by CCB Financial Corporation dated
               November 17, 1994


                             EXHIBIT INDEX

                                                          Sequential
                                            Exhibit No.    Page No.

Press release by CCB Financial Corporation
 dated November 17, 1994                         99.1         5





                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CCB FINANCIAL CORPORATION
                                          Registrant


Date:  December 8, 1994                   By:  W. HAROLD PARKER, JR.
                                               W. Harold Parker, Jr.
                                               Senior Vice President
                                               and Controller